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                        SUPPLEMENT DATED MARCH 26, 1997
                             TO THE PROSPECTUS FOR:

                           SCHWAB ANNUITY PORTFOLIOS
                         SCHWAB MONEY MARKET PORTFOLIO
                             (DATED APRIL 29,1996)


        Shares of the Schwab Money Market Portfolio ("Portfolio") will not be available to fund benefits under variable annuity contracts ("Contracts") issued on or after May 1, 1997 by Transamerica Occidental Life Insurance Company and First Transamerica Life Insurance Company (collectively, "Transamerica"). However, shares of the Portfolio will continue to be made available in connection with additional purchase payments received, or transfers made, under Contracts in effect on that date.

        The Portfolio is acting in connection with the termination by Charles Schwab & Co., Inc. of its agreement with Transamerica to distribute such Contracts.